UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 23, 2022
Date of Report (Date of earliest event reported)
ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2485 Augustine Drive
Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)
(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2022, the Board of Directors (the “Board”) of Advanced Micro Devices, Inc. (the “Company”) and the Compensation and Leadership Resources Committee of the Board (the “Committee”), as applicable, approved the following changes to the compensation of the Company’s named executive officers (as set forth in the Company’s most recent definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2022):

Named Executive Officer Base Salary Increases

Effective July 1, 2022, the annual base salaries for the Company’s named executive officers will increase as follows:

Name and Title	Old Annual Salary	Annual Base Salary Effective July 1, 2022
Lisa T. Su, President and Chief Executive Officer	$1,097,000	$1,200,000
Devinder Kumar, Executive Vice President, Chief Financial Officer and Treasurer	$675,000	$710,000
Rick Bergman, Executive Vice President, Computing and Graphics Business Group	$625,000	$650,000
Darren Grasby, Executive Vice President and Chief Sales Officer (1)	$583,110	$644,490
Mark Papermaster, Chief Technology Officer and Executive Vice President, Technology and Engineering	$725,000	$775,000
_______________
(1) Amounts shown for Mr. Grasby were converted to U.S. dollars from £475,000 and £525,000, respectively, using an exchange rate of 1.2276 U.S. dollars per 1.00 British pound, which was the exchange rate reported by Bloomberg Financial as of June 23, 2022.

Named Executive Officer Long-Term Incentive Awards

On August 9, 2022 (the “Grant Date”), the named executive officers will receive equity awards under the Company’s 2004 Equity Incentive Plan, as amended and restated (the “2004 Plan”), having the following target award values (“Target Value”):

Name and Title	Target Value
Lisa T. Su, President and Chief Executive Officer	$22,400,000
Devinder Kumar, Executive Vice President, Chief Financial Officer and Treasurer	$5,000,000
Rick Bergman, Executive Vice President, Computing and Graphics Business Group	$4,200,000
Darren Grasby, Executive Vice President and Chief Sales Officer	$6,000,000
Mark D. Papermaster, Chief Technology Officer and Executive Vice President, Technology and Engineering	$7,500,000

The Target Value of each equity award will be converted into a mix of performance-based restricted stock units (“PRSUs”), time-based stock options (“Stock Options”) and time-based restricted stock units (“RSUs”). Each PRSU and RSU represents a contractual right to receive one share of the Company’s common stock upon vesting and settlement of the PRSU or RSU (as applicable).

The target number of PRSUs will be determined by dividing 50% of the Target Value by the average closing price of the Company’s stock over the 30 trading-day average period ending on the Grant Date (the “Conversion Price”). The number of Stock Options will be determined by converting 25% of the Target Value using the Conversion Price and a stock option valuation factor determined in accordance with the Company’s equity valuation practices, and the number of RSUs will be determined by dividing 25% of Target Value by the Conversion Price.

PRSUs. The number of PRSUs that a named executive officer may earn will range from 0% to 250% of his or her target number of PRSUs. Subject to the foregoing award limits, the actual number of PRSUs earned by each named executive officer will be calculated as follows:

(a) Each named executive officer will earn between 0% and 200% of his or her target number of PRSUs depending on the return on the Company’s stock price relative to the return on the S&P 500 Index, in each case over the performance period that begins on August 9, 2022 and ends on August 9, 2025 (or, if earlier, the date immediately preceding the effective date of a change of control (as defined in the 2004 Plan)) (as applicable, the “Performance Period”).

(b) Each named executive officer will earn an additional number of PRSUs equal to 0%, 25% or 50% of the number of PRSUs (if any) earned by such named executive officer under clause (a), above, depending on the Company’s non-GAAP earnings per share (“EPS”) for fiscal 2024 as compared to the Company’s fiscal 2022 target non-GAAP EPS.

If a change of control occurs before the Company reports its fiscal year 2024 earnings, but after the Company reports its fiscal year 2023 earnings, each named executive officer will earn 0%, 25%, or 50% of the number of PRSUs (if any) earned by such named executive officer under clause (a), above, based on the percentage by which the Company’s fiscal year 2023 non-GAAP EPS exceeds its fiscal year 2022 target non-GAAP EPS. If a change of control occurs before the Company reports its fiscal year 2023 earnings, no additional PRSUs will be earned by the named executive officers under this clause (b).

(c) If the return on the Company’s stock price over the Performance Period is negative, then the total number of PRSUs (if any) earned by each named executive officer pursuant to clauses (a) and (b), above, will be reduced by 50%.

Vesting of any earned PRSUs is generally subject to the applicable named executive officer’s continued provision of services to the Company through August 9, 2025 (or, if earlier, the one-year anniversary of a change of control). Earned and vested PRSUs will generally be settled on or about August 15, 2025 (or, if earlier, promptly following the one-year anniversary of a change of control).

Stock Options. The Stock Options will have an exercise price equal to 100% of the fair market value of the Company’s common stock on the Grant Date, and will vest 1/4 on each of August 9, 2023, August 9, 2024, August 9, 2025 and August 9, 2026. The Stock Options will have a term of seven years.

RSUs. The RSUs will vest 1/4 on each of August 9, 2023, August 9, 2024 and August 9, 2025 and August 9, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2022	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Harry Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President, General Counsel and Corporate Secretary